HORIZON FUNDS

Anfield Universal Fixed Income ETF

Anfield U.S. Equity Sector Rotation ETF

(together, the “Funds”)

Supplement dated September 25, 2026,

to the Statement of Additional Information of the Funds

This supplement (“Supplement”) amends and supplements the Statement of Additional Information (“SAI”) of the Funds, dated June 24, 2026, and is effective immediately.

The following hereby supplements and replaces in its entirety the paragraph beginning “With respect to the above fundamental investment restriction on concentration in a particular industry or group of industries” appearing in the section entitled “Investment Restrictions of the Funds” in the SAI:

With respect to the above fundamental investment restriction on concentration in a particular industry or group of industries: (1) securities of the U.S. Government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions, and investments in registered investment companies that invest primarily in the foregoing, are not considered to be issued by members of any industry; (2) the Funds have adopted a policy regarding the treatment of investments in unaffiliated underlying investment companies pursuant to which a Fund will consider the underlying fund’s industry exposure if the underlying fund has adopted a policy to concentrate its investments in a particular industry or group of industries and that policy is not tied to a benchmark index that the Adviser has determined to be sufficiently diversified; (3) if a Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied; and (4) to the extent that factors external to a Fund’s management (e.g., changes in the relative market values of portfolio securities) cause a Fund that has adopted a policy not to concentrate in a particular industry or group of industries (a “Relevant Industry”) to hold investments in the Relevant Industry that represent 25% or more of the Fund’s total assets (such industry or group of industries, the “Relevant Industry”), such Fund may nonetheless accept creation baskets (whether pro rata or non-pro rata) that include one or more components attributable to the Relevant Industry, or use cash received in lieu thereof to purchase such components in the Relevant Industry, provided that the Relevant Industry’s weighting remains consistent with its weighting in a pro rata creation basket.

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Unless otherwise indicated, all other information included in the SAI that is not inconsistent with the information set forth in this Supplement remains unchanged. Capitalized terms used but not defined herein have the meanings ascribed to them in the SAI.

Please retain this Supplement for your reference.